SPECTRA | Meeting the challenge
                             FUND | of investing




                                 Annual Report
                                October 31, 1996





                                                               December 16, 1996

Fellow Shareholders:

A YEAR-TO-DATE REVIEW

The fiscal year ended October 31, 1996 proved to be an interesting and turbulent time in the market. Spectra Fund posted a positive return for the twelve-month period, although it lagged the relevant market index to some degree. The good news is that we feel that many of the factors which have contributed to our recent performance are now behind us, setting the stage for a strong rebound next year.

In a sense, this past year has been almost a circle. We began with the assumption that the economy was exceedingly weak, went through a period dating from mid-March to late October during which the popular view was that the economy was too strong, and are now moving back in the direction of closing the year where we began it. During this time, the markets' volatility has been exacerbated by several "fear factors," which I believe are now behind us.

I thought it might be useful to discuss these factors and explain why they are in our past.

      1.    The Federal Reserve

            Since March, the worries concerning both the bond and stock markets have been that the economy was growing too quickly, unemployment levels were too low, and inflation was just around the corner. It was presumed that these concerns would lead to an increase in Federal Reserve driven rates, most likely the Fed Funds rate, but also possibly the discount rate. We have maintained that the marketplace was exaggerating the extent of the strength in the economy and, as a result, the Fed would not raise rates. Thus far, we have been correct.

            One of the points that we have consistently made has been that the economy, in the second half, was going to slow dramatically from the rapid pace of the second quarter. On October 30th, the GDP for the third quarter was announced and it increased a scant 2.2%, now revised to 2%. Moreover, consumer spending was up merely .6%, the smallest increase in almost five years. Real final sales were up just .4%, the smallest gain since the first quarter of 1993. Moreover, the implicit price deflator was 1.6%, even lower than the diminutive 1.8% of the second quarter. Furthermore, payroll employment growth slowed significantly in the third quarter of 1996. Average monthly gains amounted to 113,000, well below the rate of gain in the first half of 1996.

            All of this data leads us to the conclusion that there should be no more concern about the Fed increasing interest rates this year.

      2.    Clinton-Phobia

            One of the market's biggest concerns had been the prospect that the Democrats would regain control of the political agenda. So intense was this fear that healthcare stocks, thought to be especially vulnerable, sold off dramatically prior to the election. As we now know, the reality is far different. The Republicans retained control of the House of Representatives. Additionally, they increased their control of the Senate by two seats. This election essentially forces a moderate agenda on President Clinton and probably dooms for a long time to come any return to liberal issues. One can only conclude that the election was a great triumph for investors.

      3.    Valuation Fears

            I am frequently asked to address the question as to whether the market is or is not over-valued at present. The answer emphatically is that it is not. Contrast if you will, the present level of the S&P Industrials compared to 1987. In 1987, at its peak, the S&P Industrials was selling in excess of 20x earnings, contrasted with the long-bond yielding in excess of 9%. At present the S&P Industrials is selling at 18.1x consensus estimates for 1997, while the long-bond is yielding 6.7%.

            I am also asked whether or not the deceleration of the economy could put downward pressure on earnings, thereby impacting the market. Growth stocks tend to do their best during periods of relatively slack earnings. For example, 1991 was a slow year in the economy, but one of the best years of performance in our history. The reason for this is obvious. As the economy slows down, investors turn away from large, cyclical stocks and concentrate on smaller, growth stocks which can generate increased earnings independent of the economy. This is made even more pronounced when it is preceded by a period during which the multiples on growth stocks have been compressed relative to the market as a whole. This is certainly the case in the current environment. For example, we estimate preliminarily that the 5 year growth rate of the stocks in Spectra Fund is 23.1% as compared to a trend line growth rate of 7% for the S&P Industrials. The P/E multiple for the Fund, based on 1997 estimates, is 18.3x which compares with the multiple on the S&P Industrials at 18.1x. These numbers show that there is very little premium in terms of valuation between Spectra Fund and the index despite the fact that the growth rate on the stocks in the Fund is 3 times faster than the index.

We believe, therefore, that we may have a trampoline effect next year. While our target for the Dow in 1997 is in the 7200 to 7300 range, we believe that the Fund could do considerably better if everything works right.

PORTFOLIO MATTERS

Spectra Fund's total return for the year was 12.68% versus a return of 24.10% for the S&P 500. The economic uncertainty which prevailed throughout most of the year resulted in defensive positioning of investors. As a result, there was a flight to larger, less volatile, bluechip type stocks. Therefore, the S&P 500 enjoyed a very strong year, driven by the larger, stable companies in the index. This Fund employs an "allcap" (i.e. small, medium and large capitalizations) portfolio management strategy, and thus was relatively underweighted in these strong performing stocks. Additionally, as smaller and mid cap stocks have been significantly lagging the larger averages, the Fund's exposure to these types of stocks through its allcap strategy have caused it to underperform the S&P 500, which has relatively little exposure in these areas.

Although activity in the bond market made the economy look, at times, overheated, corporate profits in the first half of the year were not that strong. As a result, earnings for many of the stocks held in the Fund grew at rates which were below expectations. Specifically, the Fund's overweighting in the technology sector earlier this year, most notably semiconductors, contributed to the somewhat lackluster performance. The Fund was impacted further by its midyear exposure to healthcare related stocks, specifically HMO's. During the June-July correction, these stocks were especially hard-hit as increasing medical expenses hurt second quarter earnings. Currently, the Fund is very well diversified with financial services, communications equipment, semiconductors and computer software constituting the top 4 industry groups.

LOOKING AHEAD

The longer term looks very bright. Recently I have found myself being asked the same question, "How long can this bull market go on?" I never hesitate to tell people that I expect the market, as measured by the Dow Jones Industrial Average, to hit 10,000 by the end of the decade. I think this answer seems to many to be either a bit far fetched or a number that I picked because it sounds good for the media, a nice big, round number. This is how the 10,000 was derived: I believe that the earnings per share of the Dow will be approximately $365 in 1996. If the economy is able to grow at a 3% rate in GDP (which it should, on average), I believe the Dow can grow its earnings at a 10% rate. This should bring earnings in the year 2000 to about $535 per share. The median relationship between the earnings yield on the averages and the long-bond has been 75% over fifteen years. Based on this number, given a 7% long-bond (which would presume a 3% inflation rate and a 4% real rate of return), the market should have a multiple of 19x. This, multiplied by its earnings, gives the Dow a value of 10190; QED!

In conclusion, I don't want to seem Panglossian, but we seem to be in the best of all possible worlds. Interest rates, politics, inflation, the economy and the stock market all seem to be going in the right direction at the same time. The result should be good performance for Spectra Fund.

                                        Respectfully submitted,


                                        /s/ DAVID D. ALGER
                                            David D. Alger
                                            President


SPECTRA FUND
$10,000 HYPOTHETICAL INVESTMENT ON JULY 1, 1986



                      7/1/86   6/30/87  6/30/88  6/30/89  6/30/90  6/30/91  6/30/92  6/30/93  6/30/94   10/31/94  10/31/95  10/31/96

Spectra Fund          $10,000  $11,188  $11,036  $12,246  $15,279  $17,666  $17,724  $24,391  $28,666   $31,513   $49,701   $56,002
S & P 500 Index       $10,000  $12,518  $11,655  $14,050  $16,366  $17,577  $19,700  $22,655  $22,974   $24,637   $31,154   $38,659


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Spectra Fund and the S & P 500 Index on July 1, 1986. During the period from July 1, 1986 through February 11, 1996, the Fund was organized as a Massachusetts corporation and operated as a closed-end investment company. The figures for both Spectra Fund and the S & P 500 Index, an unmanaged index of common stocks, include reinvestment of dividends. Effective October 31, 1994, Spectra changed its fiscal year end from June 30 to October 31.


PERFORMANCE COMPARISON THROUGH OCTOBER 31, 1996


                                              Average Annual Return
                                   1 Year      5 Years    10 Years
                                   -------------------------------

        Spectra Fund               12.68%      23.39%      19.69%
        S & P 500 Index            24.10%      15.55%      14.66%
                                   -----------------------------


The Fund's average annual total returns include changes in share price and reinvestment of dividends and capital gain distributions at market value. Past performance does not guarantee future results. Investment return and principal will fluctuate and the Fund's shares when redeemed may be worth more or less than their original cost.


SPECTRA FUND
SCHEDULE OF INVESTMENTS
October 31, 1996


  Shares  Common Stocks--98.7%                      Value
---------------------------------------------------------------

          AEROSPACE--4.5%
   3,000  Boeing Company (The)...................   $   286,125
   3,000  Sundstrand Corp........................       120,750
   5,000  Wyman Gordon Co.*......................       110,000
                                                    -----------
                                                        516,875
                                                    -----------
          APPAREL--.7%
   1,500  Tommy Hilfiger Corporation*............        78,000
                                                    -----------
          BIO-TECHNOLOGY--1.1%
   2,000  Amgen Inc.*............................       122,626
                                                    -----------
          CHEMICALS--2.1%
   6,200  Monsanto Co............................       245,675
                                                    -----------
          COMMUNICATIONS--6.5%
   1,200  LCI International Inc.*................        38,250
     900  Lucent Technologies Inc................        42,300
     900  MFS Communications Co. Inc.*...........        45,113
   4,500  Northern Telecom Ltd...................       293,063
   1,600  PictureTel Corp.*......................        43,200
   2,500  Saville Systems PLC ADR*...............       107,813
   7,200  WorldCom Inc.*.........................       175,500
                                                    -----------
                                                        745,239
                                                    -----------
          COMMUNICATIONS EQUIPMENT--11.8%
   4,900  Ascend Communications, Inc.*...........       320,338
   1,500  Cascade Communications Corp.*..........       108,938
   5,000  Cisco Systems, Inc.*...................       309,375
   2,200  Pairgain Technologies, Inc.*...........       151,525
   5,500  Tellabs, Inc.*.........................       468,188
                                                    -----------
                                                      1,358,364
                                                    -----------
          COMPUTER RELATED & BUSINESS
           EQUIPMENT--4.2%
   2,600  Sun Microsystems Inc.*.................       158,600
   4,000  3 Com Corp.*...........................       270,500
   1,200  Xerox Corp.............................        55,650
                                                    -----------
                                                        484,750
                                                    -----------
          COMPUTER SERVICES--5.3%
   5,300  Automatic Data Processing Inc..........       220,613
   3,700  International Network Services*........       132,275
   2,000  National Data Corp.....................        82,250
   3,000  Paychex, Inc...........................       171,000
                                                    -----------
                                                        606,138
                                                    -----------
          COMPUTER SOFTWARE--12.7%
   4,100  Compuware Corp.*.......................   $   216,275
   2,800  Electronics For Imaging Inc.*..........       201,600
   2,500  HBO & Company..........................       150,313
  12,000  Informix Corporation*..................       266,256
   4,100  Medic Computer Systems, Inc.*..........       115,825
   1,600  MicroSoft Corporation*.................       219,600
   3,600  Parametric Technology Corporation*.....       175,950
   6,500  Structural Dynamics Research Corp.*....       115,375
                                                    -----------
                                                      1,461,194
                                                    -----------
          COMPUTER TECHNOLOGY--4.3%
   3,900  Adaptec, Inc.*.........................       237,413
   2,700  Citrix Systems, Inc.*..................       149,175
   3,600  Sterling Commerce, Inc.*...............       101,250
                                                    -----------
                                                        487,838
                                                    -----------
          CONSUMER PRODUCTS--.9%
   1,100  Colgate Palmolive Co...................       101,200
                                                    -----------
          DEFENSE--1.6%
   2,100  Lockheed Martin Corp...................       188,213
                                                    -----------
          ENERGY & ENERGY SERVICES--1.5%
   1,700  Schlumberger Ltd.......................       168,513
                                                    -----------
          FINANCIAL SERVICES--8.4%
   2,500  Chase Manhattan Corp...................       214,375
   3,300  Citicorp...............................       326,700
   2,451  First Data Corporation.................       195,467
   1,000  GreenTree Financial Corp.*.............        39,625
   3,700  Money Store, Inc. (The)................        95,275
   3,500  Schwab (Charles) Corporation (The).....        87,500
                                                    -----------
                                                        958,942
                                                    -----------
          FOOD CHAINS--.5%
   1,300  Safeway Inc............................        55,738
                                                    -----------
          HEALTHCARE--4.4%
   1,900  Johnson & Johnson......................        93,575
   2,000  Eli Lilly & Company....................       141,000
   2,000  Merck & Co., Inc.......................       148,250
   2,000  SmithKline Beecham PLC ADS.............       125,250
                                                    -----------
                                                        508,075
                                                    -----------
          INSURANCE--2.4%
   2,500  American International Group, Inc......       271,563
                                                    -----------
          LEISURE & ENTERTAINMENT--2.6%
   8,600  International Game Technology..........       181,675
   5,500  Mirage Resorts, Incorporated*..........       121,000
                                                    -----------
                                                        302,675
                                                    -----------
          MEDICAL DEVICES--.6%
   3,000  Hologic, Inc.*.........................   $    68,250
                                                    -----------
          MEDICAL SERVICES--.5%
   2,000  PhyCor, Inc.*..........................        62,000
                                                    -----------
          METALS--.4%
   1,500  Titanium Metals Corporation*...........        46,125
                                                    -----------
          OIL & GAS--.8%
   2,000  Tidewater Inc..........................        87,500
                                                    -----------
          PHARMACEUTICALS--3.1%
   3,200  Astra AB-Sponsored ADS Series A........       146,800
     500  Bristol Myers Squibb Co................        52,875
   1,900  Pfizer Inc.............................       157,225
                                                    -----------
                                                        356,900
                                                    -----------
          POLLUTION CONTROL--1.8%
   6,300  USA Waste Services, Inc................       201,600
                                                    -----------
          RESEARCH--1.4%
   5,400  Gartner Group Inc. Class A*............       166,050
                                                    -----------
          RESTAURANTS & LODGING--2.1%
   6,000  Lone Star Steakhouse & Saloon, Inc.*...       153,750
   4,000  Outback Steakhouse, Inc.*..............        92,752
                                                    -----------
                                                        246,502
                                                    -----------
          RETAILING--6.2%
   3,800  Gucci Group N.V........................       262,200
   4,500  Home Depot, Inc........................       246,375
   2,500  Nine West Group Inc.*..................       124,680
   2,100  TJX Companies, Inc.*...................        84,000
                                                    -----------
                                                        717,255
                                                    -----------
          SEMI-CONDUCTORS--4.0%
   2,100  Altera Corporation*....................   $   130,200
   3,000  Intel Corp.............................       329,625
                                                    -----------
                                                        459,825
                                                    -----------
          MISCELLANEOUS--2.3%
   3,700  Loewen Group Inc.......................       146,617
   4,000  Service Corporation International......       114,000
                                                    -----------
                                                        260,617
                                                    -----------
          Total Common Stocks
           (Cost $10,393,842)....................    11,334,242
                                                    -----------
          Warrants

          MANUFACTURING
      72  Windmere Corp.*
           expire 1/19/98 (Cost $54).............           603
                                                    -----------
          Preferred Stock--.5%
          COMMUNICATIONS
   1,300  Nokia Corporation, ADR
           (Cost $61,328)........................        60,288
                                                    -----------

   Principal  Short-Term Corporate
    Amount     Notes--3.3%
---------------------------------------------------------------

$   173,000   Dynamic Funding Corp. Series A,
               5.35%, 11/6/96 ...................       172,870
    209,000   Reliastar Mortgage Co., 5.28%,
               11/13/96..........................       208,630
                                                    -----------
              Total Short-Term Corporate Notes
               (Cost $381,500)...................       381,500
                                                    -----------

Total Investments (Cost $10,836,724)(a)..  102.5%    11,776,633

Liabilities in Excess of Other Assets....   (2.5)      (291,982)
                                           --------------------

Net Assets...............................  100.0%   $11,484,651
                                           ====================


--------------------
<F1> *     Non-income producing security.
<F2> (a)   At October 31, 1996, the net unrealized appreciation on investments, based on cost for  federal  income tax  purposes  of  $10,836,724,  amounted  to
           $939,909 which  consisted of aggregate  gross  unrealized  appreciation of
           $1,217,264 and aggregate gross unrealized depreciation of $277,355.


SPECTRA FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996


ASSETS:
  Investments in securities, at value (cost $10,836,724), see
   accompanying schedule of investments........................              $ 11,776,633
  Cash.........................................................                    66,352
  Receivable for investment securities sold....................                   111,601
  Receivable for shares of beneficial interest sold............                   120,897
  Dividend receivable..........................................                     2,855
  Prepaid expenses and other assets............................                    11,062
                                                                             ------------
      Total Assets.............................................                12,089,400
                                                                             ------------
LIABILITIES:
  Payable for investment securities purchased..................  $ 557,532
  Payable for shares of beneficial interest redeemed...........      1,370
  Investment advisory fee payable..............................     14,083
  Trustees' fees payable.......................................        836
  Accrued expenses.............................................     30,928
                                                                 ---------
      Total Liabilities........................................                   604,749
                                                                             ------------
NET ASSETS.....................................................              $ 11,484,651
                                                                             ============
NET ASSETS CONSIST OF:
  Paid-in capital..............................................              $ 11,310,999
  Undistributed net investment income (accumulated loss).......                  (848,724)
  Undistributed net realized gain..............................                    82,467
  Net unrealized appreciation..................................                   939,909
                                                                             ------------
NET ASSETS.....................................................              $ 11,484,651
                                                                             ============
Shares of beneficial interest outstanding--Note 4..............                   843,549
                                                                             ============
NET ASSET VALUE PER SHARE......................................              $      13.61
                                                                             ============


                       See Notes to Financial Statements.



SPECTRA FUND
STATEMENT OF OPERATIONS
For the year ended October 31, 1996


INVESTMENT INCOME:
  Income:
    Dividends..................................................               $  28,123
    Interest...................................................                  25,045
                                                                              ---------
      Total Income.............................................                  53,168
  Expenses:
    Investment advisory fees--Note 2(a)........................   $  99,209
    Professional fees..........................................      31,496
    Shareholder reports........................................      19,830
    Shareholder servicing fees--Note 2(e)......................      12,856
    Custodian and transfer agent fees..........................      20,786
    Trustees' fees.............................................       1,000
    Miscellaneous..............................................      23,068
                                                                  ---------
                                                                    208,245

    Less, earnings credits--Note 1(e)..........................      (1,947)
    Less, expense reimbursements--Note 2(a)....................     (44,547)
                                                                  ----------
      Total Net Expenses.......................................                 161,751
                                                                              ---------
NET INVESTMENT LOSS............................................                (108,583)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments.............................     (79,935)
  Net increase in unrealized appreciation of investments.......     848,827
                                                                  ---------
      Net realized and unrealized gain (loss) on investments...                 768,892
                                                                              ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........               $ 660,309
                                                                              =========


STATEMENTS OF CHANGES IN NET ASSETS


                                                                           Year Ended       Year Ended
                                                                           October 31,      October 31,
                                                                              1996             1995
                                                                          ------------     ------------

Net investment loss....................................................   $   (108,583)    $  (137,274)
Net realized gain (loss) on investments................................        (79,935)      2,271,024
Net change in unrealized appreciation (depreciation) of investments....        848,827        (410,332)
                                                                          ----------------------------
      Net increase in net assets resulting from operations.............        660,309       1,723,418

Dividends to shareholders:
      Net realized gains...............................................     (2,133,339)     (1,180,910)
                                                                          ----------------------------
Net increase from shares of beneficial interest  transactions--Note 4..      7,583,606              --
                                                                          ----------------------------
      Total increase in net assets.....................................      6,110,576         542,508
                                                                          ----------------------------
Net assets:
  Beginning of year....................................................      5,374,075       4,831,567
                                                                          ----------------------------
  End of year (including accumulated net investment loss of $848,724
   and $740,141, respectively).........................................   $ 11,484,651     $ 5,374,075
                                                                          ============================


                       See Notes to Financial Statements.



SPECTRA FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period



                                                  Year          Year       Four Months
                                                  Ended         Ended         Ended
                                               October 31,   October 31,   October 31,            Year Ended June 30,
                                               -----------   -----------   -----------   ------------------------------------
                                                  1996          1995          1994(i)       1994         1993         1992
                                               -----------   -----------   -----------   ----------   ----------   ----------

Net asset value, beginning of period.........  $20.93        $18.82        $17.12        $19.02       $17.93       $19.50
                                               ------------------------------------------------------------------------------
Net investment loss..........................   (0.23)(ii)    (0.53)        (0.10)        (0.28)       (0.29)       (0.22)
Net realized and unrealized gain on
 investments.................................    1.22          7.24          1.80          2.66         3.70         1.65
                                               ------------------------------------------------------------------------------
Total from investment operations.............    0.99          6.71          1.70          2.38         3.41         1.43
Distributions from net realized gains........   (8.31)        (4.60)           --         (4.28)       (2.32)       (3.00)
                                               ------------------------------------------------------------------------------
Net asset value, end of period...............  $13.61        $20.93        $18.82        $17.12       $19.02       $17.93
                                               ==============================================================================

Total Return(iii)............................   12.68%        57.72%         9.93%        17.53%       23.66%       11.65%
                                               ==============================================================================

Ratios and Supplemental Data:
  Net assets, end of period (000's omitted)..  $11,485       $5,374        $4,832        $4,394       $4,884       $4,603
                                               ==============================================================================

  Ratio of expenses to average net assets....    2.55%(iv)     3.76%(iv)     2.75%(v)      2.59%(v)     2.57%(v)     2.14%(v)
                                               ==============================================================================

  Decrease reflected in above expense ratio
   due to expense reimbursements--Note 2(a)..     .69%           --            --            --           --           --
  Ratio of net investment loss to average
   net assets................................   (1.69)%       (3.05)%       (1.72)%       (1.47)%      (1.55)%      (1.07)%
                                               ==============================================================================

  Portfolio Turnover Rate....................  197.04%       207.25%        56.24%       116.61%      100.17%       63.54%
                                               ==============================================================================

  Average Commission Rate Paid...............  $.0661
                                               ======

--------------------
<F1> (i)    Ratios have been annualized; total return has not been annualized.
<F2> (ii)   Amount was computed based on average shares outstanding during the year.
<F3> (iii)  Dividends and  distributions  paid when the Fund operated as a closed-end fund (i.e.  prior to  February  12,  1996) have been  reflected  as being reinvested at market value.
<F4> (iv)   Reflects total expenses, including fees offset by earnings  credits.  The expense ratio net of earnings credits would have been 2.52% and 3.69% for the years ended October 31, 1996 and 1995, respectively.
<F5> (v)    Expense  ratios for the periods  ended prior to October 31, 1995,  do not reflect the effect of fees offset by earnings credits, if any.


                       See Notes to Financial Statements.


SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Summary of Significant Accounting Policies:

      Spectra Fund (the "Fund") is a non-diversified open-end registered investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts.

      Prior to February 12, 1996, the Fund operated as a closed-end investment company and a Massachusetts corporation.

      Effective October 31, 1994, the Fund changed its fiscal year end from June 30 to October 31.

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) Investment Valuation--Investments in securities are valued at 4:00 p.m. Eastern time. Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price, or in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Short-term corporate notes are valued at amortized cost which approximates market value.

(b) Securities Transactions and Investment Income--Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) Dividends to Shareholders--Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and dividends from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

(d) Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including net realized capital gains, to its shareholders. Therefore, no Federal income tax provision is required. As of October 31, 1996, the net capital loss carryforward of the Fund which may be used to offset future net realized gains was approximately $51,000 and expires in 2004.

(e) Earnings Credits--The Fund's custodian fees have been reduced as a result of earnings credits received on overnight cash balances. Balances left on deposit with the custodian preclude their use elsewhere.

(f) Other--These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.


NOTE 2--Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Management Fees--The Fund's investment adviser is Fred Alger Management, Inc. ("Alger Management"). Prior to February 12, 1996, the management agreement with the Adviser provided that the Fund pay Alger Management its costs for providing services to the Fund.

      On February 12, 1996, a new management agreement (the "New Agreement") became effective which provides for the payment of an investment management fee based on the value of the average daily net assets of the Fund at the annual rate of 1.50%.

      The  New  Agreement  further  provides  that  if in any  fiscal  year  the aggregate expenses of the Fund, excluding interest, taxes, brokerage commissions, distribution fees and extraordinary expenses, exceed the expense limitation of any state securities laws having jurisdiction over the Fund, Alger Management will reimburse the Fund for the excess expense to the extent required by such state laws. During the year ended October 31, 1996, Alger Management reimbursed the Fund $44,547, pursuant to the state expense limitation applicable to the Fund. Subsequent to year end, no state expense limitations will apply to the Fund.

(b) Transfer Agent Fees--Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, serves as transfer agent for the Fund. During the year ended October 31, 1996, the Fund incurred fees of approximately $8,200 for services provided by Alger Services and reimbursed approximately $2,400 for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(c) Brokerage Commissions--During the year ended October 31, 1996, the Fund paid Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of Alger Management, $17,275 in connection with securities transactions.

(d) Trustees' Fees--Certain trustees and officers of the Fund are directors and officers of Alger Management, Alger Inc. and Alger Services. The Fund pays each trustee who is not affiliated with Alger Management or its affiliates an annual fee of $250.

(e) Shareholder Servicing Fees--The Fund has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides the Fund with ongoing servicing of shareholder accounts. As compensation for such services, the Fund pays Alger Inc. a monthly fee at an annual rate equal to .25% of the Fund's average daily net assets.

(f) Other Transactions With Affiliates--At October 31, 1996, Alger Management and its affiliates owned 536,395 shares of the Fund.


NOTE 3--Securities Transactions:

      During the year ended October 31, 1996,  purchases and sales of investment
securities,   excluding  short-term   securities,   aggregated  $17,479,555  and
$11,997,625, respectively.


NOTE 4--Share Capital:

      The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value.

      During the year ended October 31, 1996, transactions of shares of beneficial interest were as follows:

                                        Shares       Amount
                                       --------   ------------

         Shares sold.................   740,865   $ 9,572,977
         Shares redeemed.............  (154,036)   (1,989,371)
                                       ----------------------
         Net increase................   586,829   $ 7,583,606
                                       ======================


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Trustees of Spectra Fund:

      We have audited the accompanying statement of assets and liabilities of Spectra Fund (a Massachusetts business trust), including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, for the four months in the period ended October 31, 1994, and for each of the three years in the period ended June 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spectra Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, for the four months in the period ended October 31, 1994, and for each of the three years in the period ended June 30, 1994, in conformity with generally accepted accounting principles.

                                                            ARTHUR ANDERSEN LLP

New York, New York
December 16, 1996



                      SPECTRA | Meeting the challenge
                         FUND | of investing



Board of Trustees

Fred M. Alger, Chairman
David D. Alger
Arthur M. Dubow
Stephen E. O'Neil
Nathan E. Saint-Amand
John T. Sargent
--------------------------------------------

Investment Adviser

Fred Alger Management, Inc.
75 Maiden Lane
New York, N.Y. 10038
--------------------------------------------

Transfer Agent and Dividend Disbursing Agent

Alger Shareholder Services, Inc.
30 Montgomery Street, Box 2001
Jersey City, N.J. 07302-9811
--------------------------------------------

This report is submitted for the general information of the shareholders of Spectra Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.